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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 23, 2005

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              33-81808                              22-3276290
       (Commission File Number)           (IRS Employer Identification Number)

           1361 ALPS ROAD
          WAYNE, NEW JERSEY                           07470
(Address of Principal Executive Offices)            (Zip Code)

                                 (973) 628-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                             ADDITIONAL REGISTRANTS



                                                                                    Address, including zip
                             State or other                                         code and telephone
                             jurisdiction                                           number, including area
Exact name of registrant     of incorporation or     Registration No./I.R.S.        code, of registrant's
as specified in its charter  organization            Employer Identification No.    principal executive offices
---------------------------  --------------------    ---------------------------    ---------------------------


Building Materials           Delaware                   333-69749-01/                1361 Alps Road
Manufacturing Corporation                               22-3626208                   Wayne, NJ  07470
                                                                                     (973) 628-3000

Building Materials           Delaware                   333-69749-02/                300 Delaware Avenue
Investment Corporation                                  22-3626206                   Suite 303
                                                                                     Wilmington, DE  19801
                                                                                     (302) 427-5960




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
ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 23, 2005, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2004. A copy of the news release is furnished herewith as Exhibit 99.1.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to U.S. generally accepted accounting principles. The Company uses non-GAAP financial measures to eliminate the effect of certain other operating gains and charges on reported operating income. The non-GAAP financial measures are provided to assist the reader in better understanding our operational performance. The non-GAAP financial measures included in our news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income or other measures of financial performance in accordance with generally accepted accounting principles.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

99.1 News release issued February 23, 2005 regarding results of operations for the fourth quarter and fiscal year ended December 31, 2004.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS INVESTMENT CORPORATION
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: February 24, 2005            By  /s/  John F. Rebele
                                      ----------------------------------------
                                      Name:   John F. Rebele
                                      Title:  Senior Vice President and
                                              Chief Financial Officer





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